                                          ANNUAL REPORT
                                          DECEMBER 31, 2001

PRUDENTIAL
NATIONAL MUNICIPALS FUND, INC.

FUND TYPE
Municipal bond

OBJECTIVE
High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                PRUDENTIAL (LOGO)

Prudential National Municipals Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential National Municipals Fund,
Inc. (the Fund) seeks a high level of
current income exempt from federal income taxes. The Fund's portfolio consists primarily of long-term municipal bonds of medium quality, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

Credit Quality

 Expressed as a percentage of
total investments as of 12/31/01

           7.7%    AAA
          53.0     AAA Insured
          11.7     AA
           7.2     A
          10.9     BBB
           0.8     BB
           1.7     B
           0.1     CCC and below
           2.5     Cash Equivalents
           4.4     Not Rated* (Prudential ratings used)

Breakout*:     1.2     AAA
               2.5     BBB
               0.4     BB
               0.3     B

* Unrated bonds are believed to be of
  comparable quality to the Fund's permissible investments.

Ten Largest Issuers

Expressed as a percentage of
net assets as of 12/31/01

     2.5%    IL Metropolitan Pier & Expo. Auth.
     2.4     NYC Trans. Fin. Auth.
     2.3     CO Housing Fin. Auth.
     2.0     OH Water Dev. Auth. Poll. Ctrl.
     1.8     CO Northwest Pkwy.
     1.7     WA Mercer County
     1.7     WA King County
     1.7     TX San Benito Cons. Indpt. Sch. D
     1.7     Washington St.
     1.6     MA Turnpike Auth. Met.

Portfolio Composition

Expressed as a percentage of
total investments as of 12/31/01

          31.2%    General Obligation Bonds
          21.5     Other Revenue
          14.3     Utility
          10.5     Transportation
           9.6     Industrial Development
           6.5     Prerefunded
           3.9     Miscellaneous
           2.5     Cash Equivalents
                                 www.PruFN.com     (800) 225-1852

Annual Report     December 31, 2001

Cumulative Total Returns1                                 As of 12/31/01

                     One           Five             Ten           Since
                     Year          Years           Years         Inception2
Class A              3.95%    29.13% (29.05)   78.53% (78.30)  115.50% (115.22)
Class B              3.70     27.15  (27.07)   72.53  (72.31)  414.47  (413.80)
Class C              3.45     25.59  (25.51)        N/A         44.99  (44.80)
Class Z              4.26          N/A              N/A             11.58
Lipper General Muni
  Debt Fund Avg.3    3.90         26.33            76.74            ***

Average Annual Total Returns1                              As of 12/31/01

             One          Five           Ten            Since
            Year          Years         Years         Inception2
Class A     0.83%     4.61% (4.59)   5.65% (5.63)    6.37% (6.36)
Class B    -1.22      4.76  (4.74)   5.61  (5.59)    7.85  (7.84)
Class C     1.44      4.45  (4.44)       N/A         4.99  (4.97)
Class Z     4.26          N/A            N/A            3.80

Distributions and Yields                            As of 12/31/01

                                           Taxable Equivalent 30-Day Yield4
          Total Distributions     30-Day            at Tax Rates of
          Paid for 12 Months     SEC Yield        36%     39.1%
Class A         $0.89             3.95%          6.17%     6.49%
Class B         $0.85             3.82           5.97      6.27
Class C         $0.81             3.53           5.52      5.80
Class Z         $0.92             4.33           6.77      7.11

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, 1/22/90; Class
  B, 4/25/80; Class C, 8/1/94; and Class Z,
  1/22/99.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper General Municipal Debt Fund category. Funds in the Lipper General
  Municipal Debt Fund Average invest at least
  65% of their assets in municipal debt issues in the top four credit ratings. These returns would be lower if they included the effect of sales charges or taxes.

4 Some investors may be subject to the
  alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception returns are
    113.13% for Class A, 459.97% for Class B,
    48.32% for Class C, and 8.80% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)             February 7, 2002

DEAR SHAREHOLDER,
The Prudential National Municipals Fund's
Class A shares returned 3.95% in 2001, which is 0.83% to investors subject to the one-time Class A shares' initial sales charge.
The Fund's benchmark Lipper Average returned
3.90% over the same period.

The modest annual returns of the Fund and its benchmark reflect the challenging conditions in the municipal bond market, particularly late in the year.
However, the tax-exempt securities market as well as the remainder of the U.S. bond market outperformed the stock market in 2001, marking the second consecutive year that bonds beat equities.

This achievement underscores the importance of diversifying your assets among debt securities, equity securities, and cash. As always, consulting your financial professional can help determine the most suitable mix to meet your investment needs.

The following discussion will address in more detail the factors that affected the Fund's performance during 2001. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.

Annual Report     December 31, 2001

INVESTMENT ADVISER'S REPORT

A NOTEWORTHY YEAR IN THE MUNICIPAL BOND MARKET
Municipal bond prices repeatedly climbed then fell as investors responded to unusual developments in 2001. The Federal Reserve
(the Fed) undertook one of its most
aggressive efforts in decades to ease
monetary policy. State and local governments sold a near-record amount of long-term municipal bonds. Then, tragically, terrorists attacked the United States on September 11. These events helped create a volatile market in which municipal bonds generated a modest return overall in 2001.
The Fund benefited, nevertheless, from its early emphasis on the 15-year sector of the municipal bond yield curve and its focus on hospital bonds.

The Fed eased monetary policy 11 times in 2001, driving short-term interest rates below 2% for the first time in 40 years. The
Fed needed to provide stimulus via lower borrowing costs because the U.S. economy had lapsed into a recession for the first time in a decade. The downturn brought to an end the longest economic expansion in the history of the United States.

The trend toward easier monetary policy
benefited the municipal bond market since bond prices rise when interest rates fall.
Tax-exempt bond prices frequently stalled, however, as the municipal market struggled to absorb a huge supply of new securities.
Faced with dwindling revenues and looming budget deficits, state and local governments took advantage of lower interest rates by issuing the second largest amount of long-term municipal bonds in the history of the tax-exempt market. In addition, declining rates encouraged them to replace older, higher-cost debt with new borrowings at lower rates.

AN EARLY FOCUS ON 15-YEAR BONDS HELPED
We reasoned that the repeated short-term rate cuts would eventually lead investors to anticipate an economic rebound and to demand higher yields (and lower prices) on longer-term municipal bonds. We also expected that the burgeoning supply of newly issued securities would, in time, have the same effect-drive municipal yields higher (and their prices lower).

Prudential National Municipals Fund, Inc.

Annual Report     December 31, 2001

Therefore, we made the portfolio less
interest-rate sensitive in early 2001 by boosting its exposure to municipal bonds due in 15 years and reducing our holdings in the 30-year sector.

While this approach enhanced the Fund's
returns for much of 2001, we reversed the strategy in the final two months of the year by shifting portfolio emphasis back to 30-year bonds. This step prepared the portfolio to take advantage of the "January effect."
The "January effect" is typically
characterized by rising municipal bond
prices as strong demand for debt securities outstrips their supply. During this period, investors with cash from maturing bonds, interest payments, and called bonds typically rush to reinvest their money in the tax-exempt market. Meanwhile, municipal bond issuance generally slows to a trickle as most state and local governments have yet to begin borrowing for the new year.

YEAR ENDS ON A CHALLENGING NOTE...
As it turned out, prices of municipal bonds came under pressure (and their yields rose) in December 2001. Early signs of a stabilizing economy hurt tax-exempt bonds by leading investors to wonder if the Fed was nearly finished with its round of rate cuts.
To make matters worse, new-issue supply
pressures weighed more heavily on the market in the fourth quarter as state and local governments rushed to the market to avoid having to sell bonds during the holiday doldrums. By the end of the year, the prices of some of our recently purchased
30-year bonds were valued below what we paid for them.

Zero coupon bonds-the most interest-rate sensitive of all debt securities-were particularly hard hit by the sell-off that occurred late in the year. (Zero coupon bonds are so named because they provide no interest and are sold at a discount to make up for the lack of periodic coupon payments.) The Fund's considerable exposure to zero coupon bonds also detracted from its return.

                                     www.PruFN.com    (800) 225-1852

....BUT HOSPITAL BONDS WERE HEALTHY
Although hospital bonds sold off in late
2001, this sector posted the highest return for the year in the tax-exempt market, based on the Lehman Brothers Municipal Bond Index.
Their strong relative performance reflected improving business fundamentals and investor demand for higher-yielding assets. The Fund benefited from having a hospital bond exposure that remained above 10% of its total investments throughout the year.

LOOKING AHEAD
In early 2002, prices of municipal bonds climbed as the aforementioned "January effect" took hold in the tax-exempt market.
We welcomed this opportunity to book profits on some of the Fund's 30-year bonds.

On a longer-term basis, we plan to increase the Fund's exposure to housing bonds. This sector not only affords relatively high current yields, but we also expect housing bonds to perform well on a relative basis if the U.S. economy rebounds as expected in 2002. Should a recovering economy put upward pressure on interest rates, housing bonds will likely perform well because there would be less risk of having them retired ahead of schedule due to refinancing of the underlying mortgages.

Thank you for investing in Prudential municipal bond funds.

Prudential National Municipals Fund Management Team

                                         ANNUAL REPORT
                                         DECEMBER 31, 2001

PRUDENTIAL
NATIONAL MUNICIPALS FUND, INC.


FINANCIAL STATEMENTS

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.3%
----------------------------------------------------------------------------------------
Arizona  2.4%
Arizona Hlth. Facs. Auth.,
 Hosp. Sys. Rev. John C
 Lincoln Hlth. Network              BBB(d)         6.875%      12/01/20   $    4,100      $   4,160,967
Arizona St. Mun. Fin. Proj.,
 Cert. of Part., Ser. 25,
 B.I.G.                             Aaa            7.875       8/01/14         2,250          2,817,765
Pima Cnty. Ind. Dev. Auth.
 Rev., F.S.A.                       Aaa            7.25        7/15/10         1,665          1,719,462
Pima Cnty. Uni. Sch. Dist.,
 Gen. Oblig., F.G.I.C.,             Aaa            7.50        7/01/10         3,000(f)       3,652,410
Tucson Cnty. Gen. Oblig.,
 Ser. A                             Aa2            7.375       7/01/11         1,000          1,226,350
 Ser. A                             Aa2            7.375       7/01/12         1,100          1,344,233
                                                                                          -------------
                                                                                             14,921,187
----------------------------------------------------------------------------------------
California  6.6%
Anaheim Cal. Pub. Fin. Auth.
 Lease Rev., Cap. Apprec. Sub.
 Pub. Impts., Proj. C, F.S.A        Aaa            Zero        9/01/35        10,000          1,485,900
Anaheim Pub. Fin. Auth. Lease
 Rev.,
 Ser. 641A, F.S.A., R.I.T.E.S.      NR             15.005(c)   9/01/16         2,210(g)       3,123,835
 Ser. 641B, F.S.A., R.I.T.E.S.      NR             15.005(c)   9/01/24         1,815(g)       2,555,466
Clovis Cal. Uni. Sch. Dist.,
 Cap. Apprec. Ser. A, F.G.I.C.      Aaa            Zero        8/01/21         7,870          2,653,134
 Cap. Apprec. Ser. A, F.G.I.C.      Aaa            Zero        8/01/22         8,320          2,642,765
Encinitas Uni. Sch. Dist.,
 Gen. Oblig., M.B.I.A               Aaa            Zero        8/01/21         3,810          1,284,427
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A       Aaa            Zero        1/01/23         5,000(b)       1,603,300
Long Beach Fin. Auth. Lease
 Rev., Ref. Aquarium of the
 South Pacific, A.M.B.A.C.          Aaa            5.50        11/01/14        3,935          4,222,019
Los Angeles Uni. Sch. Distr.,
 Ser. A, F.G.I.C.                   Aaa            6.00        7/01/15         1,000          1,136,930

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Pittsburg Redev. Agy., Tax
 Alloc.,
 Los Medanos Comm. Dev. Proj.,
 A.M.B.A.C.                         Aaa            Zero        8/01/25    $    2,000      $     530,140
 Los Medanos Comm. Dev. Proj.,
 A.M.B.A.C.                         Aaa            Zero        8/01/30         5,000            994,650
San Bernardino Cnty. Cal.
 Cert. of Part. West Valley
 Det. Ctr. Refing Ser. A,
 M.B.I.A.                           Aaa            5.25%       11/01/16        7,125          7,192,616
Santa Margarita Dana Point
 Auth., Rev.,
 Impvt. Dist., 3, 4, Ser. B,
 M.B.I.A.                           Aaa            7.25        8/01/10         2,450          2,993,042
 Impvt. Dists. 3, 4, Ser. B,
 M.B.I.A.                           Aaa            7.25        8/01/09         2,000          2,418,720
 Impvt. Dists. 3, 4, Ser. B,
 M.B.I.A.                           Aaa            7.25        8/01/14         2,000          2,494,100
St. Poll. Ctrl. Fin. Auth.
 Solid, Waste Disposal Rev.
 Keller Canyon Landfill Co.
 Proj.                              B1             6.875       11/01/27        2,500          2,515,925
West Contra Costa Sch. Dist.,
 Cert. of Part., Ref.               Baa3           7.125       1/01/24         1,600          1,691,376
                                                                                          -------------
                                                                                             41,538,345
----------------------------------------------------------------------------------------
Colorado  9.4%
Arapahoe Cnty. Cap. Impvt.
 Trust Fund, Hwy. Rev.,
 Ser. E-470                         Aaa            7.00        8/31/26         3,000(b)       3,460,380
Arapahoe Wtr. & Santn. Dist.,
 Ref. Ser. A, M.B.I.A               Aaa            6.15        12/01/19        7,500          7,756,125
Boulder Cnty. Sales & Use Tax
 Rev., Ser. A, F.G.I.C.             Aaa(d)         6.00        12/15/17        3,970          4,295,381
Colorado Hsg. Fin. Auth.,
 A.M.T.,
 Singl. Fam. Proj., Ser. A          Aa2            8.00        6/01/25         1,190          1,255,498
 Singl. Fam. Proj., Ser. A-2,
 A.M.T.                             Aa2            7.25        5/01/27         1,139          1,236,111

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Singl. Fam. Proj., Ser. B-1,
 A.M.T.                             Aa2            7.90%       12/01/25   $      805      $     851,319
 Singl. Fam. Proj., Ser. C-1,
 M.B.I.A.                           Aaa            7.65        12/01/25        1,880          2,001,279
 Singl. Fam. Proj., Ser. C-2,
 F.H.A.                             Aa2            5.90        8/01/23         2,525          2,634,105
 Singl. Fam. Proj., Ser. C-2,
 A.M.T.                             Aa2            6.875       11/01/28        2,295          2,437,520
 Singl. Fam. Proj., Ser. C-2,
 F.H.A.                             Aa2            7.05        4/01/31         3,865          4,275,888
Colorado Springs Arpt. Rev.,
 Ser. A., A.M.T.                    BBB+(d)        7.00        1/01/22         7,960(f)       8,376,308
Denver Hlth. & Hosp. Auth.,
 Hlthcare Rev., Ser. A.             Baa2           6.00        12/01/31        2,180          2,181,003
E-470 Highway Auth. Rev., Cap.
 Apprec., Ser. B, M.B.I.A.          Aaa            Zero        9/01/17         6,490          2,782,328
Northwest Pkwy. Pub. Hwy.
 Auth. Rev.,
 Ser. A, A.M.B.A.C.                 Aaa            5.50        6/15/19         3,270          3,373,725
 Ser. A, A.M.B.A.C                  Aaa            5.50        6/15/15         1,620          1,702,944
 Ser. A, A.M.B.A.C.                 Aaa            5.50        6/15/16         2,500          2,612,375
 Ser. A, A.M.B.A.C.                 Aaa            5.50        6/15/20         3,445          3,546,765
Silver Dollar Metro Dist.,
 Gen. Oblig.                        NR             7.05        12/01/30        5,000          5,069,800
                                                                                          -------------
                                                                                             59,848,854
----------------------------------------------------------------------------------------
Connecticut  1.1%
Connecticut St. Hlth. & Edu.
 Facs. Auth. Rev., Univ. of
 Hartford, Ser. D                   Baa3           6.75        7/01/12         5,725          5,868,812
Connecticut St. Spec. Tax
 Oblig. Rev., Trans.
 Infrastructure, Ser. A             Aaa            7.125       6/01/10         1,000(b)       1,179,680
                                                                                          -------------
                                                                                              7,048,492
----------------------------------------------------------------------------------------
Florida  3.0%
Florida St. Brd. of Ed., Gen.
 Oblig.                             Aa2            9.125       6/01/14         1,260          1,706,746

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Hillsborough Cnty. Ind. Dev.
 Auth. Poll. Ctrl. Rev., Tampa
 Elec. Proj.                        A1             8.00%       5/01/22    $    5,000      $   5,221,650
Jacksonville Sales Tax Rev.
 Ref. Loc. Gov., F.G.I.C.           Aaa            5.50        10/01/13        3,545          3,800,204
 Ref. Loc. Gov., F.G.I.C.           Aaa            5.50        10/01/14        5,000          5,351,700
Orange Cnty. Hlth. Facs. Auth.
 Rev. Adventist Hlth. Sys.          Baa1           6.375       11/15/20        2,000          2,087,920
Tallahasse Hlth. Facs. Rev.
 Tallahasse Memorial
 Hlthcare Proj.                     A3             6.25        12/01/20        1,000          1,033,030
                                                                                          -------------
                                                                                             19,201,250
----------------------------------------------------------------------------------------
Georgia  1.2%
Burke Cnty. Dev. Auth., Poll.
 Cntrl. Rev., Oglethorpe Pwr.
 Co., E.T.M., M.B.I.A.              Aaa            7.50        1/01/03           387            398,084
Forsyth Cnty. Sch. Dist.
 Dev. Rev.                          Aa2            6.75        7/01/16           500            591,745
Fulton Cnty. Sch. Dist. Rev.        Aa2            6.375       5/01/17           750            868,230
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.             Aaa            6.375       1/01/16         5,000          5,735,350
Green Cnty. Dev. Auth. Indl.
 Park Rev.                          NR             6.875       2/01/04           250            262,340
                                                                                          -------------
                                                                                              7,855,749
----------------------------------------------------------------------------------------
Guam  0.5%
Guam Pwr. Auth. Rev.,
 Ser. A                             AAA(d)         6.625       10/01/14        1,000          1,122,880
 Ser. A                             AAA(d)         6.75        10/01/24        2,000          2,252,340
                                                                                          -------------
                                                                                              3,375,220
----------------------------------------------------------------------------------------
Hawaii  0.1%
Hawaii St. Dept. Budget & Fin.
 Spl. Purp. Mtge. Rev., Elec.
 Co., Ser. C, A.M.T., M.B.I.A.      Aaa            7.375       12/01/20           90             91,800
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T., F.G.I.C.             Aaa            6.25        7/01/15           500            536,810
                                                                                          -------------
                                                                                                628,610

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Illinois  10.4%
Chicago Brd. of Ed., Cap.
 Apprec., Gen. Oblig.,
 Ser. B-1, F.G.I.C.                 Aaa            Zero        12/01/12   $    1,500      $     867,105
 Ser. B-1, F.G.I.C.                 Aaa            Zero        12/01/19        2,000            730,900
 Ser. A                             Aaa            Zero        12/01/29       10,000          1,988,700
Chicago Cap. Apprec., City
 Colleges, Gen. Oblig.,
 F.G.I.C.                           Aaa            Zero        1/01/16        13,500          6,341,895
 F.G.I.C.                           Aaa            Zero        1/01/24         5,000          1,424,350
 F.G.I.C.                           Aaa            Zero        1/01/25         5,000          1,339,350
 Ser. A, F.G.I.C.                   Aaa            6.75%       1/01/35         5,000          5,885,650
Chicago Wastewater
 Transmission Rev., Cap.
 Apprec. Ref. Ser. A, M.B.I.A.      Aaa            Zero        1/01/23         5,670          1,719,201
Chicago Wtr. Rev., Senior
 Lien, A.M.B.A.C.                   Aaa            5.00        11/01/26        5,000          4,729,200
Chicago Singl. Fam. Mtge.
 Rev., Ser. A, F.N.M.A.             AAA(d)         7.15        9/01/31         2,925          3,308,409
Cook and Du Page Cntys., High
 Sch. Dist. No. 210, Gen.
 Oblig., F.S.A.                     Aaa            Zero        12/01/11        3,035          1,872,443
Gilberts Spec. Svc. Area No. 9
 Spec. Tax, Big Timber Proj.        NR             7.75        3/01/27         2,000          2,058,380
Hlth. Facs. Auth. Rev., Reg.
 YCNS, M.B.I.A.                     Aaa            9.32(c)     8/15/14         5,000          5,487,500
Metropolitan Pier & Expo.
 Auth.,
 McCormick Proj., Ser. A,
 M.B.I.A.                           Aaa            Zero        6/15/24         9,000          2,514,420
 Tax Rev., McCormick Proj.
 M.B.I.A.                           Aaa            Zero        6/15/28        15,000          3,307,650
 Hosptlty. Fac. Rev.,
 McCormick Pl. Conv.                Aaa            7.00        7/01/26        12,910(b)      16,004,398
University Illinois Rev.
 Auxiliary Facs. Sys., Ser.
 A., M.B.I.A.                       Aaa            6.00        4/01/30         6,000          6,731,940
                                                                                          -------------
                                                                                             66,311,491

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Indiana  0.3%
Gary Ind. Mtge. Rev.,
 Lakeshore Dunes Apts., Ser.
 A, G.N.M.A.                        AAA(d)         6.00%       8/20/34    $    2,000      $   2,014,360
----------------------------------------------------------------------------------------
Kansas  0.5%
Kansas St. Dev. Fin. Auth.
 Rev., Water Poll. Cntrl.           Aa1            6.00        11/01/14        3,000          3,353,790
----------------------------------------------------------------------------------------
Kentucky  1.7%
Henderson Cnty. Solid Waste
 Disp. Rev., Macmillan Bloedel
 Proj., A.M.T.                      A3             7.00        3/01/25         6,000          6,240,960
Kentucky Econ. Dev. Fin. Auth.
 Norton Hlthcare,
 Ser. A                             NR             6.50        10/01/20        2,500          2,544,800
 Ser. A                             NR             6.625       10/01/28        2,000          2,043,060
                                                                                          -------------
                                                                                             10,828,820
----------------------------------------------------------------------------------------
Louisiana  1.1%
Orleans Parish Sch. Brd.,
 E.T.M., M.B.I.A.                   Aaa            8.90        2/01/07         5,780(b)       7,079,171
----------------------------------------------------------------------------------------
Maryland  2.0%
Baltimore, Econ. Dev. Lease
 Rev., Armistead Partnership,
 Ser. A                             A(d)           7.00        8/01/11         1,000          1,034,720
Maryland St. Hlth. & Higher
 Edu. Facs. Auth. Rev., Univ.
 Maryland Med. Sys.                 Baa1           6.75        7/01/30         5,000          5,387,850
Maryland St. Ind. Dev. Fin.
 Auth. Rev., Amer. Ctr.
 Physics Headqrtrs.                 A(d)           6.625       1/01/17         1,000          1,066,730
Northeast Waste Disp. Auth.
 Rev.,
 Baltimore City Sludge
 Corp. Proj.                        NR             7.25        7/01/07         3,050          3,126,128
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                      A2             6.00        7/01/07         1,000          1,080,960

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Takoma Park Hosp. Facs. Rev.,
 Washington Adventist
 Hosp., F.S.A.                      Aaa            6.50%       9/01/12    $    1,000      $   1,155,660
                                                                                          -------------
                                                                                             12,852,048
----------------------------------------------------------------------------------------
Massachusetts  5.6%
Boston Ind. Dev. Fin. Auth.,
 Swr. Fac. Rev., Harbor Elec.
 Energy Co. Proj., A.M.T.           Aa3            7.375       5/15/15         1,500          1,537,080
Brockton, Gen. Oblig.               Aa3            6.125       6/15/18         1,030          1,063,362
Holyoke, Gen. Oblig., School
 Proj., M.B.I.A.                    Aaa            8.10        6/15/05           700            741,538
Mass. St. Coll. Bldg. Auth.
 Proj. Rev., Ser. A, M.B.I.A.       Aaa            Zero        5/01/22         2,250            727,583
Mass. St. Dev. Fin. Agcy. Rev.
 Concord Assabet Family Svcs.       Caa3           6.00        11/01/28          650            445,471
Mass. St. Gen. Oblig.,
 Ser. A, A.M.B.A.C.                 Aaa            5.00        7/01/12         1,000          1,037,240
 Ser. C, F.G.I.C.                   Aaa            6.00        8/01/09         1,250          1,389,725
Mass. St. Hlth. & Educ. Facs.
 Auth. Rev.
 Beth Israel Hospital,
 A.M.B.A.C.                         Aaa            10.112(c)   7/01/25         1,500          1,582,500
 Dana Farber Cancer Proj.,
 Ser. G-1                           A1             6.25        12/01/22          625            645,188
 Faulkner Hospital, Ser. C          Baa1           6.00        7/01/23         1,500          1,606,650
 Harvard Univ., Ser. W              Aaa            6.00        7/01/35           500(b)         563,280
 Holyoke Hospital, Ser. B           Baa3           6.50        7/01/15           550            535,101
 Jordan Hospital, Ser. C            BBB+(d)        6.875       10/01/22        1,350          1,427,719
 Simmons Coll., Ser. D,
 A.M.B.A.C.                         Aaa            6.05        10/01/20        1,000          1,081,560
 Univ. Mass. Proj., Ser. A,
 F.G.I.C.                           Aaa            5.875       10/01/29          500            527,940
 Valley Regional Hlth. Sys.,
 Ser. C                             AAA(d)         7.00        7/01/10           825            964,903
 Winchester Hospital, Ser. D        AAA(d)         5.75        7/01/24         1,000          1,013,820
 Youville Hosp., Ser. B,
 F.H.A.                             Aa2            6.00        2/15/34         4,195          4,302,182

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Mass. St. Ind. Fin. Agcy.
 Bradford College                   D(d)           5.625%      11/01/28   $    1,000      $     497,500
 Cambridge Friends School           BBB(d)         5.80        9/01/28           700            664,769
Mass. St. Tpk. Auth. Metro
 Hwy. Sys. Rev., Cap. Apprec.,
 Ser. A, M.B.I.A.                   Aaa            5.00        1/01/37         9,665          8,932,006
 Ser. A, M.B.I.A.                   Aaa            Zero        1/01/28         2,000            461,200
 Ser. C, M.B.I.A.                   Aaa            Zero        1/01/17         2,000            892,780
Mass. St. Water Poll.
 Abatement Trust Rev., Ser. A       Aaa            6.375       2/01/15            80             86,174
Mass. St. Water Res. Auth.
 Rev.,
 Ser. B, M.B.I.A.                   Aaa            6.25        12/01/11          500            567,810
 Ser. D, M.B.I.A.                   Aaa            6.00        8/01/13           500            557,435
Plymouth Cnty. Corr. Facs.
 Proj., Cert. of Part., Ser. A      Aaa            7.00        4/01/22           500(b)         529,640
Rail Connections Inc. Rev.,
 Rte. 128, Ser. B, A.C.A.           Aaa            Zero        7/01/21         2,500(b)         833,275
                                                                                          -------------
                                                                                             35,215,431
----------------------------------------------------------------------------------------
Michigan  1.6%
Detroit Sewage. Disp. Rev.,
 Inflos, F.G.I.C.                   Aaa            9.392(c)    7/01/23           800(b)         910,000
 Balance Inflos, F.G.I.C.           Aaa            9.392(c)    7/01/23           200            209,250
Detroit Wtr. Supply Sys. Rev.,
 Ser. B, M.B.I.A.                   Aaa            5.55        7/01/12         1,000          1,073,240
Dickinson Cnty. Mem. Hosp.
 Sys. Rev.                          Baa3           8.00        11/01/14        1,000          1,146,830
Michigan Mun. Bd. Auth.
 Rev., Wayne Cnty. Proj.,
 M.B.I.A., E.T.M.                   Aaa            7.40        12/01/02          180            189,068
Michigan St. Hosp. Fin.
 Auth. Rev.,
 Genesys Hlth. Sys., Ser. A         AAA(d)         8.125       10/01/21        1,000          1,182,970
 Genesys Hlth. Sys., Ser. A         AAA(d)         7.50        10/01/27          500            572,420

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Michigan St. Strategic Fd.,
 Ltd. Oblig. Rev., Waste Mgmt.
 Inc. Proj., A.M.T.                 Ba1            6.625%      12/01/12   $    1,500      $   1,545,510
Okemos Pub. Sch. Dist.,
 M.B.I.A.                           Aaa            Zero        5/01/12         1,100            659,670
 M.B.I.A.                           Aaa            Zero        5/01/13         1,000            565,100
Wyandotte Elec. Rev., Gen.
 Oblig., M.B.I.A.                   Aaa            6.25        10/01/08        2,000          2,210,820
                                                                                          -------------
                                                                                             10,264,878
----------------------------------------------------------------------------------------
Minnesota  2.4%
Minneapolis Spec. Sch. Dist.
 No. 1 Cert. Part., Ser. A,
 M.B.I.A.                           Aaa            5.90        2/01/17         5,000          5,444,600
Minneapolis St. Paul Metro.
 Arpts. Commission Spec. Facs.
 Rev., Ser. B                       NR             6.50        4/01/25         2,500          2,299,425
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth.
 Care Sys., Ser. A                  A2             6.375       11/15/22        7,000          7,309,400
                                                                                          -------------
                                                                                             15,053,425
----------------------------------------------------------------------------------------
Mississippi  0.6%
Mississippi Bus. Fin. Corp.
 Poll. Ctrl. Rev., Sys. Energy
 Res. Inc. Proj.                    Ba1            5.90        5/01/22         3,700          3,539,420
----------------------------------------------------------------------------------------
Missouri  1.3%
Missouri St. Hlth. & Edu.
 Facs. Auth. Hlth. Facs. Rev.
 St. Anthony's Med. Ctr.            A2             6.125       12/01/19        1,250          1,286,500
Missouri St. Hsg. Dev. Comn.
 Mtge. Rev., Sngl Fam.
 Homeowner Ln., Ser. A,
 G.N.M.A., A.M.T.                   AAA(d)         7.20        9/01/26         2,915          3,129,952
St. Louis Arpt. Rev., Airport
 Dev. Prog., Ser. A., M.B.I.A.      Aaa            5.625       7/01/19         3,500          3,597,195
                                                                                          -------------
                                                                                              8,013,647

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
New Hampshire  1.9%
Manchester Hsg. & Redev.
 Auth. Rev.,
 Cap. Apprec., Ser. B, A.C.A.       Baa3           Zero        1/01/24    $    4,740      $   1,175,378
 Cap. Apprec., Ser. B, A.C.A.       Baa3           Zero        1/01/27         4,140            842,655
 Cap. Apprec., Ser. B, A.C.A.       Baa3           Zero        1/01/30         4,640            775,994
New Hampshire Higher Ed. &
 Hlth. Facs. Auth. Rev.,
 New Hampshire College              BBB-(d)        6.30%       1/01/16           500            483,595
 New Hampshire College              BBB-(d)        6.375       1/01/27         2,000          1,889,340
New Hampshire Hlth. & Ed.
 Facs. Auth. Rev., College
 Issue                              BBB-(d)        7.50        1/01/31         3,000          3,123,090
New Hampshire St. Ind. Dev.
 Auth., Poll. Ctrl. Rev.,
 Proj. A                            A3             7.65        5/01/21         3,420          3,497,600
                                                                                          -------------
                                                                                             11,787,652
----------------------------------------------------------------------------------------
New Jersey  1.0%
New Jersey Econ. Dev. Auth.
 Spec. Fac. Rev., Continental
 Airlines Inc. Proj., A.M.T.        B3             6.25        9/15/19         5,395          4,305,642
New Jersey Hlth. Care Facs.
 Fin. Auth. Rev. St. Peter's
 Univ. Hosp., Ser. A                Baa2           6.875       7/01/30         2,000          2,092,180
                                                                                          -------------
                                                                                              6,397,822
----------------------------------------------------------------------------------------
New York  5.8%
Metropolitan Trans. Auth.,
 Trans. Facs. Rev., Ser. A,
 F.S.A.                             Aaa            6.00        7/01/16         2,500          2,672,075
New York City Mun. Water Fin.
 Auth. Water & Sewer
 Sys. Rev., M.B.I.A.                Aaa            8.62(c)     6/15/09         5,500          5,912,500
New York City Transitional
 Future Tax, Ser. A                 Aa2            5.75        2/15/17        10,000         10,561,300
 Future Tax, Ser. B                 Aa2            5.00        5/01/30         4,900          4,637,262
New York City, Gen. Oblig.,
 Ser. A                             A2             7.75        8/15/04            15             15,280
 Ser. B                             A2             8.25        6/01/06         1,500          1,751,640

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Ser. B                             A2             7.25%       8/15/07    $    3,500      $   4,003,055
 Ser. D                             A2             8.00        8/01/03            70             71,466
 Ser. D                             A2             8.00        8/01/04            30             30,629
 Ser. D                             A2             7.65        2/01/07            45             45,930
 Ser. F                             A2             8.25        11/15/02          405            420,341
New York St. Env. Facs. Corp.,
 Poll. Ctrl. Rev., Ser. C           Aaa            5.80        1/15/14         1,280          1,354,778
New York St. Urban Dev. Corp.
 Rev. Ref., Corr. Facs.,
 F.S.A.                             Aaa            6.50        1/01/09         3,000          3,393,390
Port Authority New York & New
 Jersey Ser. 122, A.M.T.            A1             5.50        7/15/11         2,000          2,092,740
                                                                                          -------------
                                                                                             36,962,386
----------------------------------------------------------------------------------------
North Carolina  3.4%
Charlotte Mecklenberg Hosp.,
 Hlth. Care Sys. Rev.               Aa3            6.25        1/01/20           430(b)         438,600
Charlotte Storm Wtr. Fee Rev.       Aa2            6.00        6/01/25           500            537,785
Charlotte, Arpt. Rev. Ser. B,
 A.M.T., M.B.I.A.                   Aaa            6.00        7/01/24         1,000          1,045,200
No. Carolina Eastn. Mun. Pwr.
 Agcy.,
 Pwr. Sys. Rev., Ser. A             Baa3           6.40        1/01/21         1,000          1,139,930
 Pwr. Sys. Rev., Ser. A             Aaa            6.00        1/01/26           650(b)         723,684
 Pwr. Sys. Rev., Ser. A,
 E.T.M.                             Aaa            6.50        1/01/18         1,995(b)       2,334,011
 Pwr. Sys. Rev., Ser. A,
 M.B.I.A.                           Aaa            6.50        1/01/18         1,005          1,161,237
 Pwr. Sys. Rev., A.M.B.A.C.         Aaa            6.00        1/01/18         1,000          1,101,100
No. Carolina Hsg. Fin. Agcy.,
 Home Ownership,
 Ser. 6A, A.M.T.                    Aa2            6.20        1/01/29           995          1,029,556
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec.
 Rev., M.B.I.A.                     Aaa            6.00        1/01/10         1,250          1,377,450
 No. 1 Catawba Elec.
 Rev., M.B.I.A.                     Aaa            7.72(c)     1/01/12         2,000          2,117,500
 No. 1 Catawba Elec.
 Rev., M.B.I.A.                     Aaa            5.60        1/01/20         4,000          4,060,600

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Piedmont Triad Arpt. Auth.
 Rev., Ser. B, F.S.A., A.M.T.       Aaa            6.00%       7/01/21    $    1,000      $   1,047,720
Pitt Cnty. Rev., Mem. Hosp.,
 E.T.M.                             Aaa            5.25        12/01/21        1,000(b)       1,007,080
Univ. of No. Carolina Rev.
 Util. Sys.                         Aa1            Zero        8/01/19         5,215          1,991,661
Winston Salem, Sngl. Fam.
 Mtge. Rev., A.M.T.                 A1             8.00        9/01/07           175            177,796
                                                                                          -------------
                                                                                             21,290,910
----------------------------------------------------------------------------------------
North Dakota  1.7%
Mercer Cnty. Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                         Aaa            7.20        6/30/13         9,000         10,803,600
----------------------------------------------------------------------------------------
Ohio  7.9%
Akron, Gen. Oblig.,                 A1             10.50       12/01/04          200            240,742
Brecksville Broadview Heights
 City Sch. Dist., F.G.I.C.          Aaa            6.50        12/01/16        1,000          1,115,200
Cleveland,
 Gen. Oblig., M.B.I.A.              Aaa            5.75        8/01/14         1,000          1,096,250
 Gen. Oblig., M.B.I.A.              Aaa            5.75        8/01/15         1,000          1,094,380
Cleveland Arpt. Spec. Rev.
 Continental Airlines Inc.
 Proj.                              B3             5.375       9/15/27         3,000          1,921,140
Cleveland Arpt. Sys. Rev.
 Ser. A, A.M.T., F.G.I.C.           Aaa            6.25        1/01/20         3,500          3,675,805
Columbus Citation Hsg. Dev.
 Corp., Mtge. Rev.                  AA(d)          7.625       1/01/22         1,820          2,221,874
Cuyahoga Cnty. Hosp. Rev.,
 Meridia Hlth. Sys.                 A1             6.25        8/15/24         1,500          1,675,830
Dayton, Gen. Oblig., M.B.I.A.       Aaa            7.00        12/01/07          480            555,317
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                           Aaa            5.95        12/01/14        1,000          1,068,140
Greene Cnty. Wtr. Sys. Rev.
 Ser. A, F.G.I.C.                   Aaa            6.125       12/01/21        1,000          1,073,010
Hamilton Cnty. Sales Tax
 Sub. Cap. Apprec.,
 Ser. B, A.M.B.A.C.                 Aaa            Zero        12/01/20        2,000            702,240

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Ser. B, A.M.B.A.C.                 Aaa            Zero        12/01/24   $    1,000      $     277,060
Hilliard Schl. Dist., Cap.
 Apprec. Schl. Impvt.,
 F.G.I.C.                           Aaa            Zero        12/01/18        1,720            682,410
 F.G.I.C.                           Aaa            Zero        12/01/19        1,720            641,629
Lorain Cnty. Hosp. Rev. Ref.
 Mtge., Ser. C                      BBB+(d)        6.875%      6/01/22         2,000          2,058,720
Lucas Cnty. Hlth. Care Fac.
 Rev. Ref. & Impvt. Sunset
 Ret.,
 Ser. A                             NR             6.625       8/15/30         1,000          1,023,450
 Ref. Presbyterian Svcs.,
 Ser. A                             NR             6.625       7/01/14         1,750          1,754,918
Montgomery Cnty. Swr. Sys.
 Rev., Greater Moraine, Beaver
 Creek, F.G.I.C.                    Aaa            Zero        9/01/05         1,000            872,960
Mount Vernon City Schl. Dist.,
 Gen. Oblig., F.G.I.C.              Aaa            7.50        12/01/14          500            563,210
Newark, Ltd. Tax Gen. Oblig.,
 A.M.B.A.C.                         Aaa            Zero        12/01/06          805            661,927
Ohio Hsg. Fin. Agcy. Mtge.
 Rev. Ser. A-1, G.N.M.A.,
 A.M.T.                             Aaa            6.35        9/01/31           990          1,033,916
 Res. Con. Opt. Ser. C-1,
 G.N.M.A., A.M.T.                   Aaa            6.05        3/01/32           995          1,022,124
Ohio St. Air Quality Dev.
 Auth. Rev., Poll. Ctrl.,
 Cleveland Elec. Co., Proj.,
 F.G.I.C.                           Aaa            8.00        12/01/13        2,500          2,643,825
Ohio St. Bldg. Auth., St.
 Corr. Facs., Ser. A                Aa2            6.00        10/01/08          615            680,079
Ohio St. Higher Edl. Fac.
 Comn. Rev., Case Western
 Resv. Univ., Ser. B                Aa3            6.50        10/01/20          750            881,745
Ohio St. Solid Wste. Rev., CSC
 Ltd. Proj., A.M.T.(h)              NR             8.50        8/01/22           500                 50
Ohio St. Tpk. Comm. Rev. Ref.,
 Ser. A, F.G.I.C.                   Aaa            5.50        2/15/24         4,000          4,199,600

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Ohio St. Univ. Gen. Rcpts.,
 Ser. A                             Aa2            6.00%       12/01/16   $    1,000      $   1,084,400
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye
 Pwr. Inc. Proj., A.M.B.A.C.        Aaa            7.80        11/01/14       10,930         12,480,639
Richland Cnty. Hosp. Facs.
 Rev., Impvt. Medcentral Hlth.
 Sys., Ser. B                       A-(d)          6.375       11/15/22        1,000          1,035,200
                                                                                          -------------
                                                                                             50,037,790
----------------------------------------------------------------------------------------
Pennsylvania  2.8%
Allegheny Cnty. San. Auth.
 Swr. Rev., M.B.I.A.                Aaa            5.50        12/01/30        3,000          3,051,600
Clarion Cnty. Hosp. Auth.
 Rev., Clarion Hosp. Proj.          BBB-(d)        5.60        7/01/10           685            663,333
Delaware Cnty. Ind. Dev. Auth.
 Rev., Res. Rec. Fac., Ser. A       BBB(d)         6.20        7/01/19         3,000          3,058,650
Delaware River Port. Auth.
 Rev., F.G.I.C.                     Aaa            5.40        1/01/16         3,500          3,577,980
Delaware Valley Reg. Fin.
 Auth. Loc. Gov. Rev., Ser. A,
 A.M.B.A.C.                         Aaa            5.50        8/01/28         3,000          3,112,830
Philadelphia Hosp. & Higher
 Edl. Facs. Auth. Rev.,
 Children's Seashore House,
 Ser. A                             A+(d)          7.00        8/15/03           535            557,251
 Chestnut Hill Hosp.                Baa2           6.50        11/15/22        2,000          1,931,260
Westmoreland Cnty., Ind. Dev.
 Auth. Rev., Valley Landfill
 Proj.                              BBB(d)         5.10        5/01/18         2,000          1,969,840
                                                                                          -------------
                                                                                             17,922,744
----------------------------------------------------------------------------------------
Puerto Rico  3.8%
Puerto Rico Comnwlth.,
 Hwy. & Trans. Auth. Rev.,
 Ser. A, A.M.B.A.C.                 Aaa            Zero        7/01/18         2,500          1,061,750
 Pub. Impvt., M.B.I.A.              Aaa            Zero        7/01/19         2,000            800,700
Puerto Rico Comnwlth.,
 PA625, R.I.T.E.S., A.M.B.A.C.      NR             12.432      7/01/10           500(g)         690,150

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 PA642B, R.I.T.E.S., M.B.I.A.       NR             9.952%      7/01/12    $    1,000(g)   $   1,217,980
Puerto Rico Ind. Tourist Edl.
 Cogen Fac. Proj., A.M.T.           Baa2           6.625       6/01/26         1,575          1,694,165
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.,
 Ser. J                             Baa1           Zero        7/01/06         3,000          2,519,130
Puerto Rico Tel. Auth. Rev.,
 RIBS
 M.B.I.A.                           Aaa            8.745(c)    1/25/07         5,100(b)       5,539,875
 M.B.I.A.                           Aaa            9.247(c)    1/16/15         7,150(b)       7,793,500
Univ. of Puerto Rico Revs.,
 Cap. Apprec. Ref. Ser. N,
 M.B.I.A.                           Aaa            Zero        6/01/13         4,245          2,459,001
                                                                                          -------------
                                                                                             23,776,251
----------------------------------------------------------------------------------------
South Carolina  2.3%
Charleston Wtrwks. & Swr.
 Rev., E.T.M.                       Aaa            10.375      1/01/10         7,415(b)       9,474,442
South Carolina St. Pub. Svc.
 Auth. Rev., R.I.T.E.S.,
 M.B.I.A.                           Aaa            9.069(c)    6/28/13         5,000          5,356,250
                                                                                          -------------
                                                                                             14,830,692
----------------------------------------------------------------------------------------
Tennessee  1.7%
Bristol Hlth. & Edl. Fac.
 Rev., Bristol Memorial Hosp.,
 F.G.I.C.                           Aaa            6.75        9/01/10         5,000(f)       5,781,350
McMinn Cnty. Ind. Dev. Brd.
 Solid Waste Rev., Recycling
 Fac., A.M.T.                       Baa3           7.40        12/01/22        5,000          5,227,300
                                                                                          -------------
                                                                                             11,008,650
----------------------------------------------------------------------------------------
Texas  6.5%
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth.
 Sys., Ser. A, M.B.I.A.             Aaa            6.00        11/15/14        5,695          6,259,431
Dallas Cnty. Util. &
 Reclamation Dist., Ser. B,
 A.M.B.A.C.                         Aaa            5.875       2/15/29         5,000          5,082,700

    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Dallas Ft. Worth, Regl. Arpt.
 Rev., F.G.I.C.,
 Ser. A                             Aaa            7.375%      11/01/08   $    3,500      $   3,875,095
 Ser. A                             Aaa            7.375       11/01/09        3,500          3,875,095
Harris Cnty. Ind. Dev. Corp.
 Arpt. Facs. Rev., Continental
 Airline Proj.                      B3             5.375       7/01/19         2,795          1,877,346
Houston Wtr. & Swr Sys. Rev.,
 Cap. Apprec. Ref. Jr. Lien,
 Ser. A, F.S.A.                     Aaa            Zero        12/01/26       25,000          5,942,750
Lakeway Mun. Util. Dist., Gen.
 Oblig., Ser. A, F.G.I.C.           Aaa            Zero        9/01/11         1,425            888,245
Panhandle Regl. Hsg. Fin.
 Corp. Rev., Mult. Fam. Hsg.,
 Ser. A                             A3             6.75        3/01/31         3,000          3,095,340
San Benito Cons. Indpt.
 Schl. Dist.                        Aaa            6.00        2/15/25        10,000         10,641,100
                                                                                          -------------
                                                                                             41,537,102
----------------------------------------------------------------------------------------
U.S. Virgin Islands  0.4%
Virgin Islands Pub. Fin. Auth.
 Rev.
 Gross Rcpts Tax Loan Note,
 Ser. A                             BBB-(d)        6.50        10/01/24        1,500          1,602,540
 Matching Loan Note, Ser. A         AAA(d)         7.25        10/01/18        1,000          1,060,900
                                                                                          -------------
                                                                                              2,663,440
----------------------------------------------------------------------------------------
Washington  4.9%
King Cnty., Ser. B                  Aa1            5.85        12/01/13       10,000         10,712,600
Skagit Cnty. Cons. Schl. Dist.
 No. 320 Mount Vernon,
 M.B.I.A.                           Aaa            5.50        12/01/15        4,715          4,904,826
Washington St. Pub. Pwr.
 Supply Sys. Rev., Nuclear
 Proj. No. 1, Ser. A, F.S.A.        Aaa            7.00        7/01/08         4,000          4,593,360
Washington St., Ser. B              Aa1            6.00        1/01/25        10,000         10,612,200
                                                                                          -------------
                                                                                             30,822,986

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
West Virginia  0.3%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev.,
 Ser. B                             A2             6.75%       9/01/30    $    2,000      $   2,125,180
----------------------------------------------------------------------------------------
Wisconsin  1.1%
Wisconsin Pub. Pwr. Inc. Sys.
 Pwr. Supply Sys. Rev.,
 A.M.B.A.C.                         Aaa            5.44        7/01/14         5,000          5,168,750
Wisconsin St. Hlth. & Educ.
 Fac. Auth. Rev., Marshfield
 Clinic, Ser. B                     BBB+(d)        6.00        2/15/25         2,000          1,908,580
                                                                                          -------------
                                                                                              7,077,330
                                                                                          -------------
Total long-term investments
 (cost $590,470,823)                                                                        617,988,723
SHORT-TERM INVESTMENTS  2.5%
----------------------------------------------------------------------------------------
Alabama  1.0%
Decatur Indl. Dev. Brd. Env.
 Fac. Rev., BP Amoco Chemical
 Co. Proj., F.R.D.D.                VMIG1          2.00        1/02/02         2,600          2,600,000
Mobile Indl. Dev. Brd. Rev.,
 Variable Alabama Pwr.
 Theodore Plant A, F.R.D.D.         VMIG1          2.05        1/02/02         3,700          3,700,000
                                                                                          -------------
                                                                                              6,300,000
----------------------------------------------------------------------------------------
Idaho  0.3%
Idaho Hsg. & Fin. Assoc.
 Hsg. Rev., Balmoral Apts. II
 Devs., F.R.D.D.                    MIG1           2.00        1/02/02         2,100          2,100,000
----------------------------------------------------------------------------------------
Illinois  0.2%
Will Cnty. Solid Wste. Disp.
 Rev., Daily BASF Corp. Proj.,
 F.R.D.D.                           P1             2.15        1/02/02         1,000          1,000,000
----------------------------------------------------------------------------------------
Louisiana  0.4%
Ascension Parish Rev., Shell
 Chemical L.P. Proj., F.R.D.D.      VMIG1          2.00        1/02/02         2,800          2,800,000

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                    Moody's                               Principal
                                    Rating         Interest    Maturity   Amount          Value
Description (a)                     (Unaudited)    Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Michigan  0.3%
Michigan St Strategic Fund
 Ltd. Oblig. Rev., Dow
 Chemical
 Co. Proj., F.R.D.D.                P1             2.05%       1/02/02    $    1,700      $   1,700,000
----------------------------------------------------------------------------------------
Texas  0.3%
Brazos Riv. Harbor Nav. Dist.
 Brazoria Cnty. Env., Merey
 Sweeny L.P> Proj., Ser. B,
 F.R.D.D.                           VMIG1          2.00        1/02/02         1,900          1,900,000
PUT OPTIONS PURCHASED(i)
                                                                          Contracts
------------------------------------------------------------------------------------------------------------
US Treasury Bond Future
 Feb. '02, expiring 1/25/02 @
 98                                                                              150             37,500
                                                                                          -------------
Total short-term investments
 (cost $15,966,589)                                                                          15,837,500
                                                                                          -------------
Total Investments  99.8%
 (cost $606,437,412; Note 5)                                                                633,826,223
Other assets in excess of
 liabilities  0.2%                                                                            1,587,570
                                                                                          -------------
Net Assets--100%                                                                          $ 635,413,793
                                                                                          -------------
                                                                                          -------------

    24                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
A.C.A.--American Capital Access
A.M.B.A.C.--American Municipal Bond Assurance Corporation
A.M.T.--Alternative Minimum Tax
B.I.G.--Bond Investors Guaranty Insurance Company
E.T.M.--Escrowed to Maturity
F.G.I.C.--Financial Guaranty Insurance Company
F.H.A.--Federal Housing Administration
F.N.M.A.--Federal National Mortgage Association
F.R.D.D.--Floating Rate Daily Demand(e)
F.S.A.--Financial Security Assurance
G.N.M.A.--Government National Mortgage Association
M.B.I.A.--Municipal Bond Insurance Association
R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) All or portion of security pledged as initial margin on financial futures contracts.
(g) Private placement restricted as to resale and does not have a readily available market: the aggregate cost of such securities is $6,404,272. The aggregate value of $7,587,431 is approximately 1.2% of net assets.
(h) Represent issuer in default on interest payments, non-income producing security.
(i) Non-income producing.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     25

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $606,437,412)                         $ 633,826,223
Cash                                                                     41,799
Receivable for investments sold                                       2,383,086
Interest receivable                                                  10,290,103
Receivable for Fund shares sold                                         323,712
Deferred expenses and other assets                                       18,189
                                                                -----------------
      Total assets                                                  646,883,112
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     9,789,592
Dividends payable                                                       477,913
Payable for Fund shares reacquired                                      477,362
Management fee payable                                                  259,860
Accrued expenses                                                        153,372
Distribution fee payable                                                147,813
Due to broker-variation margin                                          125,795
Deferred Director's fee                                                  37,612
                                                                -----------------
      Total liabilities                                              11,469,319
                                                                -----------------
NET ASSETS                                                        $ 635,413,793
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     414,577
   Paid-in capital in excess of par                                 605,180,306
                                                                -----------------
                                                                    605,594,883
   Accumulated net realized gain on investments                       3,081,399
   Net unrealized appreciation on investments                        26,737,511
                                                                -----------------
Net assets, December 31, 2001                                     $ 635,413,793
                                                                -----------------
                                                                -----------------

    26                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($579,334,721 / 37,807,249 shares of common stock
      issued and outstanding)                                            $15.32
   Maximum sales charge (3% of offering price)                              .47
                                                                -----------------
   Maximum offering price to public                                      $15.79
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($48,971,488 / 3,187,472 shares of common stock
      issued and outstanding)                                            $15.36
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($5,183,284 / 337,370 shares of common stock issued
      and outstanding)                                                   $15.36
   Sales charge (1% of offering price)                                      .16
                                                                -----------------
   Offering price to public                                              $15.52
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,924,300 / 125,620 shares of common stock
      issued and outstanding)                                            $15.32
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     27

       Prudential National Municipals Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $  37,252,413
                                                                -----------------
Expenses
   Management fee                                                     3,153,383
   Distribution fee--Class A                                          1,498,342
   Distribution fee--Class B                                            270,217
   Distribution fee--Class C                                             30,244
   Transfer agent's fees and expenses                                   435,000
   Reports to shareholders                                              203,000
   Legal fees and expenses                                              191,000
   Custodian's fees and expenses                                        133,600
   Registration fees                                                     43,500
   Audit fee                                                             39,000
   Directors' fees                                                       18,000
   Miscellaneous                                                         18,279
                                                                -----------------
      Total expenses                                                  6,033,565
   Less: Custodian fee credit                                            (1,701)
                                                                -----------------
      Net expenses                                                    6,031,864
                                                                -----------------
Net investment income                                                31,220,549
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           10,160,866
   Financial futures contracts                                          527,445
   Interest rate swaps                                               (1,047,879)
                                                                -----------------
                                                                      9,640,432
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (14,147,370)
   Financial futures contracts                                         (641,925)
                                                                -----------------
                                                                    (14,789,295)
                                                                -----------------
Net loss on investment transactions                                  (5,148,863)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  26,071,686
                                                                -----------------
                                                                -----------------

    28                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2001                 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  31,220,549        $  28,563,413
   Net realized gain on investment
      transactions                                 9,640,432            1,618,521
   Net change in unrealized appreciation
      (depreciation) on investments              (14,789,295)          38,392,006
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                   26,071,686           68,573,940
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (28,725,822)         (24,844,002)
      Class B                                     (2,461,213)          (3,564,845)
      Class C                                       (174,475)            (113,666)
      Class Z                                        (85,207)             (40,900)
                                             -----------------    -----------------
                                                 (31,446,717)         (28,563,413)
                                             -----------------    -----------------
   Distributions in excess of net
      investment income
      Class A                                             --             (218,972)
      Class B                                             --              (20,991)
      Class C                                             --               (1,096)
      Class Z                                             --                 (351)
                                             -----------------    -----------------
                                                          --             (241,410)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                     (4,719,281)                  --
      Class B                                       (394,950)                  --
      Class C                                        (42,186)                  --
      Class Z                                        (15,515)                  --
                                             -----------------    -----------------
                                                  (5,171,932)                  --
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 6 & 7):
   Net proceeds from shares sold                  48,848,412          214,060,219
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               22,384,332           17,395,494
   Cost of shares reacquired                     (98,173,406)        (192,873,469)
                                             -----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                    (26,940,662)          38,582,244
                                             -----------------    -----------------
Total increase (decrease)                        (37,487,625)          78,351,361
NET ASSETS
Beginning of year                                672,901,418          594,550,057
                                             -----------------    -----------------
End of year(a)                                 $ 635,413,793        $ 672,901,418
                                             -----------------    -----------------
                                             -----------------    -----------------
(a) Including undistributed net investment
    income                                     $          --        $         998
                                             -----------------    -----------------

    See Notes to Financial Statements                                     29

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value
                                                                          31

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Effective January 1, 2001, the AICPA Audit and Accounting Guide for Investment Companies requires the amortization of discount and premium on debt securities. Prior to January 1, 2001, the Fund did not accrete market discount on debt securities. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has determined that the impact of adopting this principle is not material to the financial statements and therefore no reclassifications were recorded to the financial statements.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to declare dividends of
net investment income daily and pay monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI') formerly known as Prudential Investment Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as the Prudential Investment Corporation, a wholly owned subsidiary of Prudential Financial Inc. ('Prudential'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, ..425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2001.

      PIMS has advised the Fund that it received approximately $109,200 and $17,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that for the year ended December 31, 2001, it received approximately $111,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and a wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $361,000 for the services of PMFS. As of December 31, 2001, approximately $28,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2001, aggregated $433,952,702 and $493,626,091, respectively.

      During the year ended December 31, 2001, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2001 are as follows:

                                                   Value at         Value at         Unrealized
Number of                          Expiration        Trade        December 31,      Appreciation/
Contracts           Type              Date           Date             2001         (Depreciation)
---------     -----------------    -----------    -----------     ------------     ---------------
               Short Position:
                 30 yr. U.S.
   255          Treasury Bond      Mar. '02       $25,809,114     $ 25,890,469        $ (81,355)
                 10 yr. U.S.
    75          Treasury Bond      Mar. '02         7,884,376        7,885,547           (1,171)

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                   Value at         Value at         Unrealized
Number of                          Expiration        Trade        December 31,      Appreciation/
Contracts           Type              Date           Date             2001         (Depreciation)
---------     -----------------    -----------    -----------     ------------     ---------------
               Long Position:
   149           Muni Index        Mar. '02       $15,878,524     $ 15,309,750        $(568,774)
                                                                                   ---------------
                                                                                      $(651,300)
                                                                                   ---------------
                                                                                   ---------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized capital gains (losses) and paid-in capital on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain (loss) on investments and paid-in capital. For the year ended December 31, 2001, the adjustments were to increase undistributed net investment income by $225,170, decrease accumulated net realized gain by $578,494 and increase paid-in capital by $353,324, due to the federal income tax treatment of securities purchased with market discount, redemptions utilized as distributions for federal income tax purposes and expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

      For the year ended December 31, 2001, the tax character of dividends paid of $36,618,649 consisted of $31,220,549 tax-exempt income, $1,335,300 ordinary income and $4,062,800 long term capital gains.

      As of December 31, 2001, the short-term and long-term accumulated capital gains on a tax basis were $322,359 and $2,168,541, respectively. The accumulated capital gains differs from the amount on the statement of assets and liabilities primarily due to timing differences.

      The United States federal income tax basis of the Fund's investments and the unrealized appreciation (depreciation) as of December 31, 2001 were as follows:

                                                                              Total Net
                                                           Other Cost         Unrealized
   Tax Basis        Appreciation       Depreciation       Adjustments        Appreciation
---------------   ----------------   ----------------   ----------------   ----------------
 $606,498,213       $32,784,567        $(5,456,557)            --            $27,328,010

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.
                                                                          35

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      For federal income tax purposes, the Fund utilized approximately $792,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2001. The Fund had no remaining capital loss carryforward as of December 31, 2001.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                   1,898,832    $   29,831,731
Shares issued in reinvestment of dividends and
  distributions                                               1,315,479        20,523,735
Shares reacquired                                            (5,526,867)      (86,851,409)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,312,555)      (36,495,943)
Shares issued upon conversion from Class B                    1,034,364        16,194,699
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                (1,278,190)   $  (20,301,244)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                   6,294,069    $   86,680,313
Shares issued in connection with reorganization
  (Note 6)                                                    7,529,395       116,780,922
Shares issued in reinvestment of dividends and
  distributions                                               1,022,371        15,258,713
Shares reacquired                                           (11,603,661)     (173,414,758)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion          3,242,174        45,305,190
Shares issued upon conversion from Class B                    1,978,024        29,649,281
                                                       ----------------    --------------
Net increase in shares outstanding                            5,220,198    $   74,954,471
                                                       ----------------    --------------
                                                       ----------------    --------------

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                     888,487    $   13,978,076
Shares issued in reinvestment of dividends and
  distributions                                                 104,463         1,634,050
Shares reacquired                                              (565,647)       (8,915,775)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion            427,303         6,696,351
Shares reacquired upon conversion into Class A               (1,031,728)      (16,194,699)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                  (604,425)   $   (9,498,348)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                     523,486    $    7,914,558
Shares issued in reinvestment of dividends and
  distributions                                                 136,126         2,030,727
Shares reacquired                                            (1,148,098)      (17,021,990)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (488,486)       (7,076,705)
Shares reacquired upon conversion into Class A               (1,973,675)      (29,649,281)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                (2,462,161)   $  (36,725,986)
                                                       ----------------    --------------
                                                       ----------------    --------------
Class C
----------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                     239,506    $    3,769,424
Shares issued in reinvestment of dividends and
  distributions                                                   9,121           142,418
Shares reacquired                                              (116,847)       (1,834,659)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                   131,780    $    2,077,183
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                     110,587    $    1,687,743
Shares issued in reinvestment of dividends and
  distributions                                                   4,644            69,451
Shares reacquired                                              (117,012)       (1,744,576)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    (1,781)   $       12,618
                                                       ----------------    --------------
                                                       ----------------    --------------
Class Z
----------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                      80,702    $    1,269,180
Shares issued in reinvestment of dividends and
   distributions                                                  5,391            84,129
Shares reacquired                                               (36,402)         (571,563)
                                                       ----------------    --------------
Net increase (decrease) decrease in shares
  outstanding                                                    49,691    $      781,746
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                      61,156    $      922,187
Shares issued in connection with reorganization
  (Note 6)                                                        4,806            74,496
Shares issued in reinvestment of dividends and
   distributions                                                  2,451            36,603
Shares reacquired                                               (46,695)         (692,145)
                                                       ----------------    --------------
Net increase (decrease) decrease in shares
  outstanding                                                    21,718    $      341,141
                                                       ----------------    --------------
                                                       ----------------    --------------

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 7. Reorganization
On August 23, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Massachusetts Series ('Massachusetts Series'), Prudential Municipal Series Fund North Carolina Series ('North Carolina Series) and the Prudential Municipal Series Fund Ohio Series ('Ohio Series') into the Fund and the Fund's assumption of the liabilities of all three series. In exchange, Class A, B and C shares of the Massachusetts Series, North Carolina Series and Ohio Series were exchanged for Class A shares of the Fund. Class Z shares of the Massachusetts Series were exchanged into Class Z of the Fund.

      The Plan was approved by the shareholders of the Massachusetts, North Carolina and Ohio Series at a shareholder meeting held on December 7, 2000. The reorganization took place on December 15, 2000. The Massachusetts, North Carolina and Ohio Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                                              National Municipals
         Massachusetts Series:                        Fund                  Value
Class A                       2,177,820     Class A        1,567,020     $24,304,474
    B                           609,217           A          437,960       6,792,765
    C                            25,218           A           18,129         281,177
    Z                             6,681           Z            4,806          74,496
        North Carolina Series:
Class A                       2,211,609           A        1,595,609      24,747,903
    B                           621,878           A          448,667       6,958,820
    C                               445           A              328           5,094
             Ohio Series:
Class A                       3,663,247           A        2,697,246      41,834,282
    B                         1,021,343           A          752,672      11,673,945
    C                            15,963           A           11,764         182,462

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements Cont'd.

      The aggregate net assets and unrealized appreciation of the series immediately before the acquisition were:

                                                                             Unrealized
                                                           Net Assets       Appreciation
                                                           -----------      -------------
Massachusetts Series                                       $31,662,235       $ 1,930,390
North Carolina Series                                       31,717,080         1,979,098
Ohio Series                                                 53,723,199         3,483,164

      The aggregate net assets of the National Municipals Fund immediately before the acquisition was $558,073,114.
                                                                          39

       Prudential National Municipals Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   15.59
                                                                -----------------
Income from investment operations
Net investment income                                                     .75
Net realized and unrealized gain (loss) on investment
   transactions                                                          (.13)
                                                                -----------------
      Total from investment operations                                    .62
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.76)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.13)
                                                                -----------------
      Total distributions                                                (.89)
                                                                -----------------
Net asset value, end of year                                        $   15.32
                                                                -----------------
                                                                -----------------
TOTAL INVESTMENT RETURN(a):                                              3.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 579,335
Average net assets (000)                                            $ 599,337
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .89%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .64%
   Net investment income                                                 4.76%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 66%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.

    40                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  14.72             $  16.06             $  16.12             $  15.56
----------------     ----------------     ----------------     ----------------
         .76                  .76                  .79                  .81(b)
         .88                (1.34)                 .06                  .67
----------------     ----------------     ----------------     ----------------
        1.64                 (.58)                 .85                 1.48
----------------     ----------------     ----------------     ----------------
        (.76)                (.76)                (.79)                (.81)
        (.01)                  --(c)                --(c)              (.01)
          --                   --                 (.12)                (.10)
----------------     ----------------     ----------------     ----------------
        (.77)                (.76)                (.91)                (.92)
----------------     ----------------     ----------------     ----------------
    $  15.59             $  14.72             $  16.06             $  16.12
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       11.45%               (3.69)%               5.41%                9.80%
    $609,245             $498,428             $481,926             $493,178
    $487,811             $531,603             $483,759             $491,279
         .88%                 .86%                 .73%                 .70%(b)
         .63%                 .61%                 .63%                 .60%(b)
        5.09%                4.88%                4.89%                5.15%(b)
         122%                  30%                  23%                  38%

    See Notes to Financial Statements                                     41

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 15.63
                                                                    --------
Income from investment operations
Net investment income                                                    .71
Net realized and unrealized gain (loss) on investment
   transactions                                                         (.13)
                                                                    --------
      Total from investment operations                                   .58
                                                                    --------
Less distributions
Dividends from net investment income                                    (.72)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.13)
                                                                    --------
      Total distributions                                               (.85)
                                                                    --------
Net asset value, end of year                                         $ 15.36
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             3.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $48,972
Average net assets (000)                                             $54,043
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.14%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .64%
   Net investment income                                                4.52%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.

    42                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  14.75             $  16.10             $  16.16             $  15.60
----------------     ----------------     ----------------     ----------------
         .73                  .73                  .73                  .75(b)
         .89                (1.35)                 .06                  .67
----------------     ----------------     ----------------     ----------------
        1.62                 (.62)                 .79                 1.42
----------------     ----------------     ----------------     ----------------
        (.73)                (.73)                (.73)                (.75)
        (.01)                  --(c)                --(c)              (.01)
          --                   --                 (.12)                (.10)
----------------     ----------------     ----------------     ----------------
        (.74)                (.73)                (.85)                (.86)
----------------     ----------------     ----------------     ----------------
    $  15.63             $  14.75             $  16.10             $  16.16
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       11.23%               (3.98)%               4.99%                9.35%
    $ 59,260             $ 92,265             $119,698             $141,528
    $ 73,531             $118,044             $131,195             $151,938
        1.13%                1.11%                1.13%                1.10%(b)
         .63%                 .61%                 .63%                 .60%(b)
        4.85%                4.62%                4.49%                4.75%(b)

    See Notes to Financial Statements                                     43

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 15.63
                                                                     -------
Income from investment operations
Net investment income                                                    .67
Net realized and unrealized gain (loss) on investment
   transactions                                                         (.13)
                                                                     -------
      Total from investment operations                                   .54
                                                                     -------
Less distributions
Dividends from net investment income                                    (.68)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.13)
                                                                     -------
      Total distributions                                               (.81)
                                                                     -------
Net asset value, end of year                                         $ 15.36
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             3.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 5,183
Average net assets (000)                                             $ 4,032
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.39%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .64%
   Net investment income                                                4.28%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.

    44                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
     $14.75               $16.10               $16.16               $15.60
    -------              -------              -------              -------
        .69                  .69                  .69                  .71(b)
        .89                (1.35)                 .06                  .67
    -------              -------              -------              -------
       1.58                 (.66)                 .75                 1.38
    -------              -------              -------              -------
       (.69)                (.69)                (.69)                (.71)
       (.01)                  --(c)                --(c)              (.01)
         --                   --                 (.12)                (.10)
    -------              -------              -------              -------
       (.70)                (.69)                (.81)                (.82)
    -------              -------              -------              -------
     $15.63               $14.75               $16.10               $16.16
    -------              -------              -------              -------
    -------              -------              -------              -------
      10.96%               (4.22)%               4.73%                9.08%
     $3,213               $3,060               $2,296               $  825
     $2,473               $2,643               $1,555               $  758
       1.38%                1.36%                1.38%                1.35%(b)
        .63%                 .61%                 .63%                 .60%(b)
       4.60%                4.39%                4.23%                4.50%(b)

    See Notes to Financial Statements                                     45

       Prudential National Municipals Fund, Inc.
             Financial Highlights Cont'd.

                                                      Class Z
                             ----------------------------------------------------------
                                                                         January 22,
                                    Year Ended December 31,                1999(c)
                             -------------------------------------         Through
                                   2001                2000           December 31, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
   of period                      $ 15.58             $ 14.71              $ 16.11
                                  -------             -------              -------
Income from investment
   operations
Net investment income                 .78                 .80                  .73
Net realized and unrealized
   gain (loss) on investment
   transactions                      (.12)                .88                (1.40)
                                  -------             -------              -------
      Total from investment
      operations                      .66                1.68                 (.67)
                                  -------             -------              -------
Less distributions
Dividends from net
   investment income                 (.79)               (.80)                (.73)
Distributions in excess of
   net investment income               --                (.01)                  --(b)
Distributions from net
   realized gains                    (.13)                 --                   --
                                  -------             -------              -------
      Total distributions            (.92)               (.81)                (.73)
                                  -------             -------              -------
Net asset value, end of
period                            $ 15.32             $ 15.58              $ 14.71
                                  -------             -------              -------
                                  -------             -------              -------
TOTAL INVESTMENT RETURN(a):          4.26%              11.73%               (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)                             $ 1,924             $ 1,183              $   797
Average net assets (000)          $ 1,673             $   765              $ 1,391
Ratios to average net
assets:
   Expenses, including
      distribution fees               .64%                .63%                 .64%(d)
   Expenses, excluding
      distribution fees               .64%                .63%                 .64%(d)
   Net investment income             5.05%               5.34%                5.45%(d)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of offering of Class Z shares.
(d) Annualized.

    46                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Report of Independent Accountants

To Board of Directors and Shareholders of
Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 15, 2002
                                                                          47

       Prudential National Municipals Fund, Inc.
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2001, dividends paid from net investment income totalling $.75 per Class A share, $.71 per Class B share, $.67 per Class C shares and $.78 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from short-term capital gain of $.02695 per Class A, B, C and Z shares which are taxable as ordinary income. In addition, the Fund paid distributions of $.1043 per share of which $.0055 per Class A, B, C and Z share represents dividends from special taxable ordinary income. The remaining $.0988 per Class A, B, C and Z share represents distribution from long-term capital gains which is taxable at 20% rate gain. The Fund utilized redemptions as distributions in the amount of $.0002 and $.0074 as as ordinary income and long-term capital gain, respectively.

      The portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2001
            PRUDENTIAL
            NATIONAL MUNICIPALS FUND, INC.
            -------------------------------------------------------------

                                                        MANAGEMENT OF
                                                        THE FUND

  Prudential National Municipals Fund, Inc.    www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments
      LLC (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Director               Since 1996

                       Delayne Dedrick Gold (63)            Director               Since 1982

                       Thomas T. Mooney (60)                Director               Since 1996

                       Stephen P. Munn (59)                 Director               Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (63)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    50                                                                    51

 Prudential National Municipals Fund, Inc.    www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (58)              Director               Since 1995

                       Nancy H. Teeters (71)                Director               Since 1996

                       Louis A. Weil, III (60)              Director               Since 1991
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Investmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-January 1998); formerly,
                                                        President, Chief Executive Officer
                                                        and Director (October 1993-September
                                                        1996) of Prudential Mutual Fund
                                                        Management, Inc. (PMF); Executive
                                                        Vice President, Director and Member
                                                        of the Operating Committee (October
                                                        1993-September 1996) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); Director (October
                                                        1993-September 1996) of Prudential
                                                        Securities Group, Inc.; Executive
                                                        Vice President (January
                                                        1994-September 1996) of The
                                                        Prudential Investment Corporation;
                                                        Director (January 1994-September
                                                        1996) of Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential
                                                        Mutual Fund Services, Inc.

                       Nancy H. Teeters (71)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (60)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    52                                                                    53

  Prudential National Municipals Fund, Inc.  www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Director

                       *David R. Odenath, Jr. (44)          President and          Since 1999
                                                            Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr. (44)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.



   54                                                                    55

 Prudential National Municipals Fund, Inc.   www.PruFN.com    (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.


      Information pertaining to the officers of the Fund is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1996

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.


    56                                                                    57

  Prudential National Municipals Fund, Inc.   www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of Prudential Mutual
                                                        Fund Services LLC; Director (since
                                                        June 1999) of ICI Mutual Insurance
                                                        Company; prior to August 1998,
                                                        Associate General Counsel of the
                                                        Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

------------------

    * 'Interested' Director, as defined in the Investment Company Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    58                                                                    59

Prudential National Municipals Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential National Municipals Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.


PRUDENTIAL MUTUAL FUNDS
-----------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                 www.PruFN.com    (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
     Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential
  mutual funds.

Prudential National Municipals Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                              www.PruFN.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after
the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution-but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here-both
realized and unrealized.

Prudential National Municipals Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis.
It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.PruFN.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential National Municipals Fund, Inc.

Class A     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 12/31/01

     One Year       Five Years     Ten Years           Since Inception
With Sales Charge     0.83%       4.61% (4.59)   5.65% (5.63)  6.37% (6.36)
Without Sales Charge  3.95%       5.25% (5.23)   5.97% (5.95)  6.64% (6.63)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential National Municipals Fund, Inc.
(Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index
(the Index) by portraying the initial
account values at the beginning of the 10-year period (December 31, 1991), and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the
Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                            www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                      (GRAPH)

Average Annual Total Returns as of 12/31/01

     One Year        Five Years   Ten Years             Since Inception
With Sales Charge     -1.22%     4.76% (4.74)    5.61% (5.59)  7.85% (7.84)
Without Sales Charge   3.70%     4.92% (4.91)    5.61% (5.59)  7.85% (7.84)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential National Municipals Fund, Inc.
(Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index
(the Index) by portraying the initial
account values at the beginning of the 10-year period (December 31, 1991) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential National Municipals Fund, Inc.

Class C     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 12/31/01

                        One Year     Five Years     Since Inception
With Sales Charge        1.44%      4.45% (4.44)     4.99% (4.97)
Without Sales Charge     3.45%      4.66% (4.65)     5.13% (5.12)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential National Municipals Fund,
Inc. (Class C shares) with a similar
investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees
(including management fees) were deducted;
and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the
Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                   www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 12/31/01

     One Year     Since Inception
      4.26%          3.80%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential National Municipals Fund,
Inc. (Class Z shares) with a similar
investment in the the Lehman Brothers
Municipal Bond Index (the Index) by
portraying the initial account values at the commencement of operations of Class Z shares
(January 22, 1999) and the account values at the end of the current fiscal year (December
31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols      Nasdaq       CUSIP
     Class A      PRNMX      743918203
     Class B      PBHMX      743918104
     Class C      PNMCX      743918302
     Class Z       N/A       743918401

MF104E     IFS-A068659